UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

DIANTHUS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38541	81-0724163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square 43rd Floor
New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (929) 999-4055

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	DNTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Dianthus Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on the five proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 11, 2024 (the "Proxy Statement"). The final voting results for the Annual Meeting are set forth below.

Proposal 1 – Election of Class III Directors

The Company's stockholders elected Leon O. Moulder, Jr. and Alison F. Lawton as Class III directors, to serve until the 2027 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The votes cast at the Annual Meeting vote with respect to the election of each Class III director were as follows:

Nominees	For	Withheld	Broker Non-Votes
Leon O. Moulder, Jr.	23,029,035	2,906	1,037,157
Alison F. Lawton	22,223,336	808,605	1,037,157

Proposal 2 - Advisory Vote on Executive Compensation

The Company's stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers. The results of the stockholders' vote with respect to Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
22,996,759	26,822	8,360	1,037,157

Proposal 3 - Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The Company's stockholders recommended, by an advisory, non-binding vote, that future advisory votes to approve the compensation paid to our named executive officers be held every year. The results of the stockholders' vote with respect to Proposal 3 were as follows:

One Year	Two Year	Three Year	Abstain	Broker Non-Votes
23,013,323	1,038	12,340	5,240	1,037,157

In accordance with the voting results for this proposal, the Board of Directors has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year.

Proposal 4 - Amendment and Restatement of the Amended and Restated Dianthus Therapeutics, Inc. Stock Option and Incentive Plan

The Company's stockholders approved an amendment and restatement of the Amended and Restated Dianthus Therapeutics, Inc. Stock Option and Incentive Plan (the "Amended Plan"). The results of the stockholders' vote with respect to Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
17,543,311	5,485,582	3,048	1,037,157

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company's stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain	Broker Non-Votes
24,062,418	3,400	3,280	—

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As reported above, at the Annual Meeting, the Company’s stockholders approved the Amended Plan to (i) provide for an increase in the number of shares of common stock reserved for issuance thereunder by 2,931,820 shares, (ii) increase the evergreen provision from 4% to 5% of issued and outstanding shares of common stock on December 31 of the preceding calendar year and (iii) extend the expiration date until March 14, 2034.

For additional information regarding the Amended Plan, please refer to the heading “Summary Description of the Amended Plan” contained in Proposal No. 4 of the Proxy Statement.

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Dianthus Therapeutics, Inc. Stock Option and Incentive Plan
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIANTHUS THERAPEUTICS, INC.

Date:	May 28, 2024	By:	/s/ Adam M. Veness, Esq.
Adam M. Veness, Esq. SVP, General Counsel and Secretary